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                                                                 Exhibit 10.21

                AMENDMENT TO INTERNATIONAL EXCLUSIVE LICENSE AGREEMENT

This Amendment is made and entered into by and between BHPC Marketing, Inc. ("LICENSOR") and I.C. Isaacs Europe, S.L. by name change from Zacari 2000, S.L. ("LICENSEE") and is dated as of June 3, 1997. This Amendment amends and modifies that certain International Exclusive License Agreement between LICENSOR and LICENSEE dated August 15, 1996 (the "Agreement").

                                    (I)

The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Agreement. To the extent that the provisions of this Amendment are inconsistent with the terms and conditions of the AGREEMENT, the terms set forth herein shall control.

                                     (II)

1. Effective as of May 1, 1997, the License Agreement Detail Schedule (Wholesale sales) is hereby deleted and the following is hereby inserted:

     "4.  Renewal Term                               FROM                   TO
          ------------                               ----                   --

          First Renewral Period (if any):  January 1, 2000    December 31, 2002
          Second Renewal Period (if any):  Janaury 1, 2002    December 31, 2004"

2. Paragraph 7(b) of the Agreement is hereby amended by deleting all references to one-year renewal periods and referring in their place to the three-year renewal terms provided for in the License Agreement Detail Schedule as amended above.

3. The Amendment to the Agreement dated April 28, 1997, is no longer in effect.

                                      (III)

LICENSOR and LICENSEE acknowledge and agree that the Agreement, as amended by this Amendment, remains in full force and effect and represents the entire Agreement of the parties with respect to the matters contained herein.

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IN WITNESS WHEREOF, the parties hereto agree that this Amendment shall take effect as of the date and year first written above.

LICENSOR:                                   LICENSEE:

BHPC MARKETING, INC.                        I. C. ISAACS & CO., L.P.

BY: /s/ Don Garrison                        BY: /s/ Robert Arnot
   -----------------------                      -----------------------------
       Don Garrison                                 Robert Arnot
     Director of Licensing                          Chairman of the Board


DATE:    6/23/97                            DATE:        6/24/97
     ----------------------                     -----------------------------


                                            BY:  /s/ Gerald Lear
                                                ------------------------------
                                                     Gerald Lear
                                                     President, C.E.O.


                                            DATE:        6/24/97
                                                 -----------------------------